Employee compensation	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Employee compensation	Employee compensationOur employee compensation expense includes salaries and wages, employee future benefits, termination costs and bonuses. Total compensation expense is $1,070 million (2020 - $699 million).
Key management includes directors and officers, and their compensation expense and balance sheet date payables are as follows:

		Currency remeasurement
	2021	2020
Expense
Salary and short-term employee benefits	$17	$7
Retirement benefits	2	1
Equity-based compensation[1]	36	17
	$55	$25
1.Amounts do not necessarily represent the actual value which will ultimately be paid.

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Payables and accrued liabilities
Compensation	$7	$3	$—
Equity-based compensation[1]	46	32	16
	$53	$35	$16
1.Amounts do not necessarily represent the actual value which will ultimately be paid.